UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2005

                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)


NEW YORK                             0-30512                         14-1804460
----------------------         --------------------          ------------------
State or other              (Commission File Number)              (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                          Number)

284 South Avenue, Poughkeepsie, New York                            12601-4879
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

                  Restructuring of Subsidiaries. On December 31, 2005, CH Energy Group, Inc.'s indirect subsidiary SCASCO, Inc. ("SCASCO") was merged with and into its sister corporation, Griffith Energy Services, Inc. ("Griffith"). Prior to the merger, Griffith and SCASCO, both fuel oil distribution companies, were subsidiaries of Central Hudson Enterprises Corporation ("CHEC"), a subsidiary of CH Energy Group, Inc. Griffith continues to operate as a direct subsidiary of CHEC.

                  The purpose of the reorganization described above is to streamline administration and improve communication. The reorganization is not expected to have any material effect on the financial condition of CH Energy Group, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CH ENERGY GROUP, INC.
                                    (Registrant)



                              By:         /s/Donna S. Doyle
                              --------------------------------------
                                          DONNA S. DOYLE
                              Vice President - Accounting and Controller

Dated:  January 3, 2006